Trade Accounts Payable	12 Months Ended
Dec. 31, 2025
Disclosure Of Trade Accounts Payables [Abstract]
Trade Accounts Payable
16.	Trade Accounts Payable
As of December 31, the trade accounts payable of the Group are stated in the following currencies:

In thousands of soles	2025	2024	2023
Soles	324,211	300,068	219,546
U.S. dollars	69,712	73,537	62,786
COP	487,464	438,871	408,018
Euros	—	—	461
MXN	173,458	121,530	62,444

	1,054,845	934,006	753,255

Current	1,053,395	931,265	749,349

Non-current	1,450	2,741	3,906

Trade accounts payable are mainly related to the acquisition of supplies, materials and services for the Group’s performance. These accounts payable have current maturity and do not bear interest and generally have payment terms of 105 days, 96 days and 168 days in the subsidiaries located in Peru, Mexico and Colombia, respectively, including the supplier finance arrangement of the Group.
As of December 31, 2025, 2024 and 2023, they include: (i) medical fees payable by the Peruvian, Colombian and Mexican subsidiaries amounting to S/ 51,526 thousand, S/ 46,364 thousand and S/ 28,652 thousand, respectively, and (ii) contract liabilities related to the advance consideration received from patients for healthcare services, for which revenue is recognized over time amounting to S/ 22,599 thousand, S/ 23,800 thousand and S/ 17,291 thousand, respectively. They are stated in soles, COP and MXN and have current maturity.
Likewise, the Group participates in a supplier finance arrangement under which its suppliers may elect to receive early payment of their invoices from a bank by factoring their receivables from the Group. Under the arrangement, a bank agrees to pay amounts to a participating supplier in respect of invoices owed by the Group and receives settlement from the Group later. The principal purpose of this program is to facilitate efficient payment processing and provide the willing suppliers early payment terms, compared with the related invoice payment due date. The Group has not derecognized the original trade payables relating to the arrangement because neither a legal release was obtained nor was the original liability substantially modified on entering into the arrangement. From the Group’s perspective, the arrangement does not significantly extend payment terms beyond the normal terms agreed with other suppliers that are not participating. All payables under the arrangement are classified as current as at 31 December 2025, 2024 and 2023. As of December 31, 2025, December 31, 2024 and December 31, 2023, the amounts related to supplier factoring facility are S/ 154,602 thousand, S/ 155,887 thousand and S/ 107,996 thousand, respectively. The payments to the bank are included within operating cash flows because they continue to be part of the normal operating cycle of the Group and their principal nature remains operating – i.e., payments for the purchase of goods and services. The payments to a supplier by the bank are considered non-cash
transactions and amounted to S/ 437,019 thousand, S/ 477,849 thousand and S/ 306,660 thousand at December 31, 2025, December 31, 2024 and December 31, 2023, respectively.
As of December 31, 2025, 2024 and 2023 the
non-current
portion corresponds to payments agreements with suppliers of the Colombian subsidiaries with maturities between 12 and 36 months.